May 31, 2002

Dear Shareholder:

This Bailard, Biehl & Kaiser Diversa Fund Semi-Annual Shareholders' Report covers the six months ended March 31, 2002, a very volatile period that nevertheless represented considerable improvement for investors over that of the previous half-year time frame. In this letter, we will explain how the recent economic and market volatility has impacted Diversa's performance. We will also discuss our economic and investment outlook.

Market Review and Performance Update

The six months ended March 31, 2002 witnessed considerable volatility in both the economy and in the investment markets. When the half-year period began on September 30, 2001, the economy and the investment markets were reeling from the combined effects of the bursting of the stock market bubble, a collapse in corporate earnings, a sharp downturn in capital spending, news that the U.S. was officially in a recession and economic paralysis induced by the terrorist attacks. But economic conditions, expectations and investment markets improved during the fourth quarter of 2002. Progress in the war in Afghanistan released a reservoir of pent-up demand created by the terrorist attacks. Aggressive promotions by auto dealers and other retailers also pulled demand forward, increasing consumer spending. As the economy appeared to bottom out, confidence began to rebound. The U.S. and international stock markets responded with an end of the year rally that allowed the Diversa Fund to post a 4.8% return* for the fourth quarter of 2001.

As 2002 started, the consensus outlook shifted from recession worries to growing expectations for economic recovery. After all, both fiscal and monetary policy were stimulative, inventories were depleted, and the stock market was rallying. These expectations were not misplaced. Preliminary numbers indicate the U.S. economy grew at a 5.8% rate during the first quarter of 2002. However, these economic gains did not necessarily translate into investment returns. Bonds, as measured by the Merrill Lynch 7-10 year U.S. Treasury index, actually declined -1.1%** during the first quarter as the Fed switched from a stimulative to a neutral monetary policy. The Mid-East crisis, rising oil prices, weakness in the technology and telecommunications sectors, and Enron-induced concerns about the reliability of corporate financial statements all put a damper on U.S. stock market returns. Although value stocks advanced, the S&P 500 U.S. stock index posted a flat return of 0.3% and the Nasdaq 100 index declined -7.9% for the quarter.** Moreover, although international stocks outperformed U.S. stocks, the MSCI EAFE international stock index (net dividends) still rose only 0.5%.** Given this market environment, we were quite gratified that the Diversa Fund produced a gain of 0.5% for the first quarter of 2002, for a total return of 5.3% for the six-month period ended March 31, 2002.*

Diversa benefited from favorable security selection throughout the entire six-months time period. International stocks, in particular, significantly outperformed their benchmark due to good country weightings. Bonds also outperformed their benchmark. Of course, Diversa would have performed even better if it had less in cash and bonds and more in U.S. and international stocks at the beginning of the fourth quarter of 2001.

Market Outlook

Since the end of the first quarter, economic expectations have begun to slip backwards again. Growing accounting problems, earnings warnings, continuing layoffs, softening economic reports, higher oil prices and on-going conflict in the Mid-East have all caused a shift in sentiment back toward a slower growth forecast.

We consider it likely that there will be a subdued or "muted" recovery ahead for the U.S. economy. Growth is likely to be subdued as positive cyclical forces like low interest rates, stimulative fiscal policy and depleted inventories hit up against powerful secular (i.e. longer term) counter forces such as the low savings rate, high debt levels, depressed capital spending, a high trade deficit and shaky confidence. If the recession is over, it will have been one of the shallowest and shortest on record. Shallow recoveries often follow shallow recessions because there is no pent-up demand to fuel strong growth.

Although a muted recovery is the most likely scenario, we cannot totally dismiss the possibility of two alternative scenarios: a stronger recovery or, worst of all, a false start for the U.S. economy. Economic growth could be stronger than expected if capital spending increases and inventories are rebuilt due to strong consumer demand. However, the economy could also slip back into a recession if the consumer finally begins to retrench in the face of rising job insecurity and record debt levels. Either of these more extreme outcomes is unlikely, but we continue to monitor the economy closely.

With the economic outlook as hazy as ever and expectations extremely volatile, the future environment for the investment markets is likely to be rocky, at least in the short term. U.S. stock valuations remain high, and, in the new more conservative accounting climate, earnings expectations may actually be too optimistic. Although our models suggest that bonds are near fair value, they are likely to perform well only if the economy slows down again. International stocks are perhaps the most intriguing asset area. Although foreign equities are unlikely to be stellar performers until Japan undertakes meaningful reforms, international stocks offer attractive valuations and protection from a weaker dollar. Europe, non-Japan Asia and the emerging markets should also benefit from any global economic recovery.

Investment Strategy

Given the financial and geopolitical risks facing investors, we are maintaining a neutral target weighting in all asset areas. We believe this strategy will serve our shareholders well during these uncertain times. We do have a bias to add toward international stocks should the Japanese authorities introduce reforms that increase the probability of an economic revival in Japan. But, at this stage, we are not likely to increase our U.S. equity allocation. Rather, we will probably maintain our neutral weighting for this asset class for the time being.

The current strategic asset allocation targets of the Bailard, Biehl & Kaiser Diversa Fund are 2% cash equivalents, 34% bonds, 49% U.S. stocks and 15% international stocks.

These are the strategic asset allocation targets for the Bailard, Biehl & Kaiser Diversa Fund as of March 31, 2002. The Fund's actual asset allocations may fluctuate from time to time above or below these targets. The Fund has a minimal international bond exposure at this time.

Closing Comments

During the stock market boom years of the late 1990s, investors began to question the wisdom of global diversification. But, booms have short lives and their aftermaths can be devastating. At BB&K, we have always believed that long-term investment requires a carefully crafted portfolio of diversified assets. It's the way to survive the aftermath of the boom, and it's the best way to "be there" when the stock markets turn up again, as they certainly will.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,

/s/ Thomas E. Bailard	/s/ Burnie E. Sparks, Jr., CFA
Thomas E. Bailard	Burnie E. Sparks, Jr., CFA
Chairman	President

*Total returns for investment periods ended March 31, 2002: 3 months: 0.46%, 12 months: -0.09%; 5 years: 3.94% annualized; 10 years: 6.53% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming all dividends and distribution by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The performance quoted represents past performance and is no indication of future results. Value stock comments based on the performance of the Wilshire Small Value, MidCap Value and Large Value indices.

The Diversa Fund invests in international securities, which have specific risks. These risks include, but are not limited to, changes in currency exchange rates and lack of accurate public information. For more information about these and other risks, please see the Fund's prospectus.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)
		Par Value	Value
	Domestic Securities (84.4%)
	Domestic Fixed Income (32.4%)
	Corporate Bonds (1.3%)

	Ford Motor Credit Co. 7.875% 06/15/10	$200,000	$201,186

	Universal Foods, Corp. 6.500% 04/01/09	100,000	95,008

	Total Corporate Bonds		296,194

	Government Agency (2.2%)

	Federal Farm Credit Banks 7.375% 02/09/10	250,000	273,471

	Federal Home Loan Banks	200,000	204,831
	5.250% 04/22/04
	Total Government Agency		478,302

	United States Treasury Obligations (28.9%)

	United States Treasury Bonds 8.750% 11/15/08	725,000	783,736

	United States Treasury Bonds 8.000% 11/15/21	325,000	398,049

	United States Treasury Notes 6.625% 05/15/07	350,000	375,731

	United States Treasury Notes 5.500% 02/15/08	525,000	535,787

	United States Treasury Notes 5.625% 05/15/08	450,000	461,127

	United States Treasury Notes 4.750% 11/15/08	800,000	779,688

	United States Treasury Notes 5.500% 05/15/09	800,000	810,188

	United States Treasury Notes 6.500% 02/15/10	250,000	267,754

	United States Treasury Notes 5.750% 08/15/10	2,000,000	2,043,516

	Total United States Treasury Obligations		6,455,576

	Total Domestic Fixed Income (Identified Cost $7,267,800)
			7,230,072

		Shares	Value
	Domestic Stocks (52.0%)

	Communications (2.3%)
	AT&T Corp.	3,500	$54,950
*	AT&T Wireless Services, Inc.	1,126	10,078
*	Global Crossing Ltd.	2,000	218
*	MCI WorldCom, Inc.	2,500	16,850
	SBC Communications, Inc.	4,500	168,480
	Verizon Communications Inc.	6,000	273,900
	Total Communications		524,476

	Consumer Discretion (6.4%)
*	AOL Time Warner Inc.	2,800	66,220
	Leggett & Platt, Inc.	17,000	421,600
	Lowes Companies, Inc.	9,200	400,108
	Wal-Mart Stores, Inc.	7,200	441,288
	Walt Disney Co.	3,900	90,012
	Total Consumer Discretion		1,419,228

	Consumer Staples (5.2%)
	Anheuser-Busch, Inc.	4,400	229,680
	PepsiCo, Inc.	8,000	412,000
	Philip Morris Companies Inc.	5,800	305,486
	Sysco Corp.	7,500	223,650
	Total Consumer Staples		1,170,816

	Energy / Resources (4.6%)
	Conoco, Inc.	1,103	32,185
	Exxon Mobil Corp.	8,712	381,847
	Royal Dutch Petroleum Co.	3,950	214,564
	Unocal Corp.	3,900	151,905
	Valero Energy Corp.	5,000	247,600
	Total Energy / Resources		1,028,101

	Finance (8.9%)
	American International Group, Inc.	4,912	354,352
	Citigroup Inc.	5,733	283,898
	Fannie Mae	6,300	503,244
	J.P. Morgan Chase & Co.	9,750	347,587
	The St. Paul Companies Inc.	5,700	261,345
	Wells Fargo & Co.	4,600	227,240
	Total Finance		1,977,666

	Health Care (7.5%)
	Abbott Laboratories	3,800	$199,880
*	Amgen, Inc.	2,000	119,360
	Johnson & Johnson, Inc.	10,200	662,490
	Merck & Co.	3,400	195,772
	Pfizer, Inc.	3,500	139,090
	Wyeth	5,400	354,510
	Total Health Care		1,671,102

	Industrials (4.3%)
*	AMR Corp.	4,000	105,640
	General Electric Co.	14,320	536,284
	Tyco International Ltd.	4,000	129,280
	United Technologies Corp.	2,600	192,920
	Total Industrials		964,124

	Information Technology (7.4%)
*	Avaya Inc.	275	2,029
*	Cisco Systems, Inc.	9,100	154,063
*	EMC Corp.	4,200	50,064
	Intel Corp.	10,800	328,428
	International Business Machines Corp.	3,200	332,800
*	Microsoft Corp.	8,000	482,480
	Motorola, Inc.	3,500	49,700
*	Oracle Corp.	8,800	112,640
*	Sun Microsystems, Inc.	4,000	35,280
	Texas Instruments Inc.	3,000	99,300
	Total Information Technology		1,646,784

	Materials (2.2%)
	Bemis Co.	3,300	179,355
	Du Pont (E.I.) De Nemours and Co.	1,926	90,811
	Nucor Corp.	3,600	231,264
	Total Materials		501,430

	Utilities (1.2%)
	Dominion Resources, Inc.	1,750	114,030
	Duke Energy Corp.	4,000	151,200
	Total Utilities		265,230

	Non-Classified (2.0%)
	S&P 500 Depositary Receipt (SPDR)	3,900	446,550

	Total Domestic Stocks (Identified Cost $8,361,089)
			11,615,507

	Total Domestic Securities (Identified Cost $15,628,889)		18,845,579

		Par Value (Local Currency)	Value

	International Securities (14.8%)

**	International Fixed Income (0.0%)

	United Kingdom (0.0%)
	BAE Systems PLC 7.450% 11/29/03
	GBP	243	$163

	Total International Fixed Income (Identified Cost $441)
			163

	International Stocks (14.8%)	Shares	Value

	Australia (0.7%)
	BHP Billiton Ltd.	2,066	12,570
*	ishares MSCI Australia Index Fund	13,000	128,700
	Total Australia		141,270

	Belgium (0.2%)
*	ishares MCSI Belgium Index Fund	4,400	48,488

	Brazil (0.3%)
*	ishares MSCI Brazil Index Fund	5,000	66,150

	Canada (0.6%)
*	ishares MSCI Canada Index Fund	9,500	105,070
*	Methanex Corp.	3,000	22,151
	Total Canada		127,221

	Finland (0.3%)
	Nokia ADR	3,100	64,294

	France (0.9%)
*	ishares MSCI France Index Fund	11,000	206,250

	Germany (1.1%)
*	ishares MSCI Germany Index Fund	16,000	245,440

	Hong Kong / China (0.3%)
*	ishares MSCI Hong Kong Index Fund	8,100	74,439

	Italy (0.6%)
*	ishares MSCI Italy Index Fund	8,000	$133,040

	Japan (3.5%)
+	Hokkaido Takushoku Bank Ltd.	12,000	91
*	ishares MSCI Japan Index Fund	96,000	781,440
	Total Japan		781,531

	Mexico (0.1%)
*	ishares MSCI Mexico Index Fund	1,700	30,345

	Netherlands (0.9%)
*	ishares MSCI Netherlands Index Fund	10,800	192,456

	Norway (0.1%)
	Gjensidige NOR Sparebank	500	16,871
	Tomra Systems ASA	1,200	11,142
	Total Norway		28,013

	Singapore (0.2%)
	Elec & Eltek International Co. Ltd.	3,670	10,643
	Overseas Chinese Banking Corp. Ltd.	2,310	17,289
	United Overseas Bank Ltd.	2,112	17,411
	Total Singapore		45,343

	South Korea (0.4%)
*	ishares MSCI South Korea Index Fund	4,000	91,800

	Spain (0.5%)
*	ishares MSCI Spain Index Fund	5,200	105,976

	Sweden (0.2%)
*	ishares MSCI Sweden Index Fund	3,700	49,099

	Switzerland (0.4%)
*	ishares MSCI Switzerland Index Fund	7,100	93,152

	Taiwan (0.4%)
*	ishares MSCI Taiwan Index Fund	7,900	94,563

	United Kingdom (3.1%)
*	ishares MSCI United Kingdom Index Fund	47,600	697,816

	Total International Stocks (Identified Cost $3,846,054)		3,316,686

	Total International Securities (Identified Cost $3,846,495)		3,316,849

	Total Investments: 99.2% (Identified Cost $19,475,384)
			22,162,428

	Other Assets less Liabilities: 0.8%		172,834
	Net Assets: 100.0%	$ 22,335,262

	Legend:
GBP	British pound
ADR	American depositary receipt.
*	Non-income producing security.
**	Amount represents less than 0.1%.
+	De-listed / bankrupt security; valued by management. (See " Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

Assets

Investments, at value
(Identified cost $19,475,384)	$ 22,162,428
Cash	67,379
Receivables:
Portfolio securities sold	116,011
Dividend, interest and recoverable foreign taxes receivable	132,204
Prepaid expenses	14,972
Other assets	4,838

Total assets	22,497,832

Liabilities

Payables:
Portfolio securities purchased	122,093
Fund shares redeemed	5,510
Advisory fees (Note 3)	3,947
Accrued expenses and other liabilities	31,020

Total liabilities	162,570

Net assets (equivalent to $10.94 per share of no par value capital stock, representing the offering and redemption price for 2,042,411
shares outstanding, unlimited number of shares authorized)	$ 22,335,262

Net assets consist of:
Capital paid-in	$ 20,355,137
Accumulated net investment loss	(29,872)
Accumulated net realized loss on investments	(676,969)
Unrealized appreciation (depreciation):
Investments	2,687,044
Foreign currency translation	(78)

$ 22,335,262

(See " Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

Investment Income
Dividends (net of foreign taxes withheld of $771)		$ 97,508
Interest		228,303
Total income		325,811

Expenses
Advisory fees (Note 3)	$ 105,702
Custodian fees	36,808
Transfer agent fees	19,740
Professional fees	12,078
Administrative service fees	6,110
Trustee fees and expenses (Note 3)	8,940
Registration expense	3,412
Shareholder reports	573
Other	3,562
Total expenses		196,925
Less: expenses waived		(32,020)
Net expenses		164,905

Net investment income		160,906

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions

Net realized loss on investments and foreign currency transactions		(632,562)
Net change in unrealized gain on investments and foreign currency translation		1,621,053

Net gain on investments and foreign currency transactions		988,491

Net increase in net assets resulting from operations		$ 1,149,397

(See " Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2002*	Year Ended September 30, 2001

Increase (Decrease) in Net Assets

Operations:
Net investment income	$ 160,906	$ 406,952
Net realized loss on investments and foreign currency transactions	(632,562)	(450,601)
Net change in unrealized gain (loss) on investments
and foreign currency translation	1,621,053	(3,550,091)

Net increase (decrease) resulting from operations	1,149,397	(3,593,740)

Distributions to Shareholders from:
Net investment income	-	(642,839)
Net realized gain	-	(837,519)

Total distributions	-	(1,480,358)

Fund Share Transactions:
Proceeds from shares sold	543,988	341,705
Net asset value of shares issued on
reinvestment of distributions	-	1,211,542
Cost of shares redeemed	(1,485,429)	(4,831,721)

Net decrease resulting from
Fund share transactions	(941,441)	(3,278,474)

Net increase (decrease)	207,956	(8,352,572)

Net Assets
Beginning of period	22,127,306	30,479,878
End of period (including accumulated
net investment income of ($29,872) and
($190,778,) respectively)	$ 22,335,262	$ 22,127,306

Number of Fund Shares
Sold	50,518	30,470
Issued on reinvestment of distributions	-	103,110
Redeemed	(136,317)	(419,820)

Net decrease	(85,799)	(286,240)

* Unaudited.

(See " Notes to Financial Statements")

B A I L A R D , B I E H L & K A I S E R D I V E R S A F U N D
F I N A N C I A L H I G H L I G H T S

For a share outstanding throughout the period:

Six Months Ended		Year Ended September 30,
	March 31, 2002*	2001	2000	1999	1998	1997

Net asset value, beginning of period	$ 10.39	$ 12.62	$ 13.08	$ 12.99	$ 13.91	$ 13.39

Income from investment operations:

Net investment income **	0.07	0.19	0.23	0.28	0.13	0.40

Net realized / unrealized gain on
investments and foreign currency	0.48	(1.78)	0.29	0.90	0.23	1.92

Total from investment operations	0.55	(1.59)	0.52	1.18	0.36	2.32

Less distributions:

Net investment income	-	(0.28)	(0.21)	(0.13)	(0.23)	(0.42)
Net realized gain	-	(0.36)	(0.77)	(0.96)	(1.05)	(1.38)

Total distributions	-	(0.64)	(0.98)	(1.09)	(1.28)	(1.80)

Net asset value, end of period	$ 10.94	$ 10.39	$ 12.62	$ 13.08	$ 12.99	$ 13.91

Total return	5.29%++	(13.17)%	3.97%	9.25%	2.98%	19.14%

Ratios / Supplemental Data:

Net assets, end of period (millions)	$ 22.3	$ 22.1	$ 30.5	$ 34.5	$ 35.3	$ 37.5

Ratio of expenses to average net assets:
Before fees waived / reimbursed	1.79%+	1.91%	2.00%	1.95%	1.86%	1.84%
After fees waived / reimbursed	1.50%+	1.57%	1.78%	1.95%	1.80%	1.84%

Ratio of net investment income
to average net assets:
Before fees waived / reimbursed	1.15%+	1.22%	1.45%	1.51%	1.34%	1.87%
After fees waived / reimbursed	1.44%+	1.56%	1.68%	1.51%	1.34%	1.87%

Portfolio turnover rate	3%++	31%	36%	54%	59%	66%

* Unaudited.
**	Net investment income per share has been computed before adjustments for book / tax differences.
+ Annualized.
++ Not annualized

(See " Notes to Financial Statements")

 BAILARD, BIEHL & KAISER DIVERSA FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Organization and Summary of Significant Accounting Policies

Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is the sole series of the Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

Each listed investment security, except U.S. Government obligations, is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. U.S. Government obligations are states at the mean between the current closing bid and asking price as reported by an outside pricing service. Securities traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith under procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less are valued at amortized cost that approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations.

Foreign Currency

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated receivables and payables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("Contracts"). Additionally, from time to time the Fund may enter into Contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the Contract is settled. Risks may arise upon entering into these Contracts from the potential inability of counterparties to meet the terms of their Contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options

The Fund may write and purchase call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing a put or call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for federal income or excise taxes.

At March 31, 2002, the Fund has a capital loss carryforward totaling $24,524 that will expire on September 30, 2009. The Fund does not intend to make any capital gain distributions until their capital loss carryforward has been extinguished.

In order the meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gain and net foreign currency gain realized during a twelve-month period ending October 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1 and the end of its fiscal year. The Fund has incurred such capital losses totaling $210,768 and will elect to defer it.

At the end of each year, capital paid-in, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment income (loss) and accumulated net realized gain (loss) on investments arise principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

Note 2 - Purchases and Sales of Securities

For the six months ended March 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $541,797 and $417,228, respectively. Purchases and sales of long-term U.S. Government obligations aggregated $0 and $248,750, respectively.

Note 3 - Management Fee and Other Transactions with Affiliates

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

.95% of the first $75,000,000 of the average net assets of the Fund;
.80% on the next $75,000,000;
.65% on amounts in excess of $150,000,000.

The Fund is responsible for its own operating expenses. Commencing on January 1, 2000 and through June 30, 2000, the Advisor agreed to limit the Fund's total expenses to not more than 1.75% of the average daily net assets. From July 1, 2000 through December 31, 2000, the Advisor further limited the Fund's total expenses to 1.60%. The Advisor further reduced such expenses further to 1.55% from January 1, 2001 through June 30, 2001, and is reducing such expenses to 1.50% from July 1, 2001 through December 31, 2002. For the six months ended March 31, 2002, the Advisor waived fees of $32,020.

Each outside Trustee is compensated by the Fund at the rate of $6,000 per year plus an attendance fee of $667 for each Trustees' meeting attended and related travel expenses.

Note 4 - Tax Basis Unrealized Appreciation (Depreciation)

Gross and net unrealized appreciation (depreciation) at March 31, 2002, based on a cost of $19,475,384 for federal income tax purposes, is as follows:

Gross unrealized appreciation	$ 4,488,147
Gross unrealized depreciation	(1,801,103)
Net unrealized appreciation	$ 2,687,044